EXHIBIT 99.906CERT

Certification Under Rule 30a-2(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act)

In connection with the Report on Form N-CSR to which this certification is furnished as an exhibit (the “Report”), the undersigned officers of DCA Total Return Fund (the “Registrant”) each certify that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the period presented in the Report.

By:	/s/ Jeffrey W. Taylor	By:	/s/ Jami M. VonKaenel
Name:	Jeffrey W. Taylor	Name:	Jami M. VonKaenel
Title:	President	Title:	Treasurer
	(Principal Executive Officer)		(Principal Financial Officer)
Date:	March 10, 2011	Date:	March 10, 2011

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.